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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  JULY 25, 2001
                      -------------------------------------
                        (Date of earliest event reported)


                              LEDGER CAPITAL CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-22224



                WISCONSIN                                         39-1762467
       ----------------------------                          -------------------
       (State or other jurisdiction                           (I.R.S. Employer
             of incorporation)                               Identification No.)


       5555 N. PORT WASHINGTON ROAD
            GLENDALE, WISCONSIN                                     53217
------------------------------------------                       ------------
 (Address of principal executive offices)                         (Zip Code)





                                 (414) 290-7900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         On July 25, 2001, Ledger Capital Corp. (the "Company") issued a press release announcing its results of operations for the quarter and fiscal year ended June 30, 2001. The results of operations are described in more detail in the News Release attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

         99 News Release, dated July 25, 2001, describing the Company's earnings for the quarter and fiscal year ended June 30, 2001.






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 LEDGER CAPITAL CORP.


Date: July 27, 2001                             By:/s/ Arthur E. Thompson
     --------------------------                    -----------------------------
                                                    Arthur E. Thompson
                                                    Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                              DESCRIPTION

         99 News Release, dated July 25, 2001, describing the Company's earnings for the quarter and fiscal year ended June 30, 2001.